File No. 333-40691

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

                             FT 232
             LATIN AMERICAN GOVERNMENT INCOME TRUST
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  April 30, 2002
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST
                                    524 UNITS





PROSPECTUS
Part One
Dated April 30, 2002

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

FT 232, The Latin American Government Income Trust (the "Trust") is a fixed trust portfolio of interest-bearing U.S. dollar-denominated sovereign debt obligations of certain Latin American countries. At March 18, 2002, each Unit represented a 1/524 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.0% of the Public Offering Price (5.263% of the amount invested). At March 18, 2001, the Public Offering Price per Unit was $952.32 plus net interest accrued to date of settlement (three business days after such date) of $.70 and $22.71 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                              NIKE SECURITIES L.P.
                                     Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 9.94% per annum on March 18, 2001, and 9.88% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 10.19% per annum on March 18, 2001, and 10.12% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST
              SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 18, 2001
                          Sponsor: Nike Securities L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: JPMorgan Chase Bank



GENERAL INFORMATION


Principal Amount of Bonds in the Trust                                $540,000
Number of Units (rounded to the nearest whole unit)                        524
Fractional Undivided Interest in the Trust per Unit                      1/524
Public Offering Price:
   Aggregate Value of Bonds in the Portfolio                          $473,988
   Aggregate Value of Bonds per Unit                                   $904.56
   Sales Charge 5.263% (5.0% of Public Offering Price)                  $47.76
   Public Offering Price per Unit                                      $952.32*
Redemption Price and Sponsor Repurchase Price per Unit
   ($47.76 less than the Public Offering Price per Unit)               $904.56*
Discretionary Liquidation Amount of the Trust (20% of the
   original principal amount of Bonds in the Trust)                   $500,000

Date Trust Established                                          January 6, 1998
Mandatory Termination Date                                   September 30, 2027
Evaluator's Fee: $25 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open. Supervisory fee payable to an affiliate of the Sponsor: Maximum of $.70 per Unit annually.
Administrative fee payable to the Sponsor: Maximum of $.10 per Unit annually. Annual amortization of organization costs: $821 annually.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST
              SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 18, 2002
                          Sponsor: Nike Securities L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: JPMorgan Chase Bank



PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS


                                                                          Semi-
                                                             Monthly     Annual

Calculation of Estimated Net Annual Income:
   Estimated Annual Interest Income                         $97.90      $97.90
   Less:  Estimated Annual Expense                           $3.81       $3.21
   Estimated Net Annual Interest Income                     $94.09      $94.69
Calculation of Interest Distribution:
   Estimated Net Annual Interest Income                     $94.09      $94.69
   Divided by 12 and 2, Respectively                         $7.84      $47.35
Estimated Daily Rate of Net Interest Accrual                  $.2614      $.2630
Estimated Current Return Based on Public
   Offering Price                                             9.88%       9.94%
Estimated Long-Term Return Based on Public
   Offering Price                                            10.12%      10.19%

Trustee's Annual Fee: $1.82 and $1.37 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of FT 232,
The Latin American Government Income Trust


We have audited the statement of assets and liabilities of FT 232, The Latin American Government Income Trust (the "Trust"), including the schedule of investments, as of December 31, 2001, and the related statements of operations and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits. The Trust's financial statements for the year ended December 31, 1999 were audited by other auditors whose report, dated April 7, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of FT 232, The Latin American Government Income Trust, at December 31, 2001, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
April 15, 2002

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001



ASSETS

Latin American Government bonds, at fair value (cost, $573,286)       $484,053
Accrued interest                                                        26,648
Cash                                                                       376
Deferred organizational costs                                              834
                                                                      --------
TOTAL ASSETS                                                          $511,911
                                                                      ========


LIABILITIES AND NET ASSETS

Liabilities:
   Accrued liabilities                                                $     54
   Due to Trustee                                                       51,013
                                                                      --------
TOTAL LIABILITIES                                                       51,067
                                                                      --------

Net assets, applicable to 571 outstanding units
      of fractional undivided interest:
   Cost of Trust assets                                                573,286
   Net unrealized appreciation (depreciation)                          (89,233)
   Distributable funds (deficit)                                       (23,209)
                                                                      --------
                                                                       460,844
                                                                      --------

TOTAL LIABILITIES AND NET ASSETS                                      $511,911
                                                                      ========

Net asset value per unit                                               $807.08
                                                                       =======


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                             SCHEDULE OF INVESTMENTS

                                December 31, 2001


                                                Coupon                           Standard
                                                interest        Date of          & Poor's            Principal          Fair
Name of issuer and title of bond (c)            rate            maturity         rating (a) (b)      amount             value
                                                                                 (Unaudited)

Federative Republic of Brazil                    10.125%        05/15/27          BB-                $325,000           $237,673
Republic of Panama                                8.875         09/30/27          BB                  270,000            246,380
                                                                                                     ---------------------------
Total investments (total cost $573,286) - 105%                                                       $595,000           $484,053
                                                                                                     ===========================


                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                       SCHEDULE OF INVESTMENTS (continued)

                                December 31, 2001






(a) The ratings shown are those effective at December 31, 2001. All of the Bonds in the Trust are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities (see (b) below). All of the Trust's investment in junk bonds have been issued by foreign issuers which carry the additional risks of untimely interest and principal payments and price volatility than higher rated securities, and may present problems of liquidity and valuation.

(b) Standard & Poor's Corporation states: "Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions."

(c) Percentages are calculated based on net assets. The Trust consists of two obligations issued by Latin American governments as noted below:

                    Number                Country             Portfolio
                   of Issues             of Issuer           Percentage

                      1                   Brazil                52%
                      1                   Panama                53%











See notes to financial statements.

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                            STATEMENTS OF OPERATIONS




                                                   Year ended December 31,

                                                2001       2000        1999


Interest income                              $61,093      $82,050     $191,434

Expenses:
   Trustee's fees and related expenses        (2,380)      (3,245)      (3,874)
   Evaluator's fees                           (6,300)      (6,437)      (6,250)
   Supervisory fees                             (561)        (519)      (1,610)
   Administrative fees                           (72)         (91)        (230)
   Amortization of organization costs           (821)        (821)        (821)
                                             ---------------------------------
   Total expenses                            (10,134)     (11,113)     (12,785)
                                             ---------------------------------

        Investment income (loss) - net        50,959       70,937      178,649

Net gain (loss) on investments:
   Net realized gain (loss)                   (8,724)     (50,906)    (200,315)
   Change in net unrealized appreciation
      (depreciation)                           5,160        8,109      302,369
                                             ---------------------------------
                                              (3,564)     (42,797)     102,054
                                             ---------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $47,395      $28,140     $280,703
                                             =================================







See notes to financial statements.

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             Year ended December 31,

                                                        2001          2000           1999
Net increase (decrease) in net assets
      resulting from operations:
   Investment income (loss) - net                    $50,959         $70,937        $178,649
   Net realized gain (loss) on investments            (8,724)        (50,906)       (200,315)
   Change in net unrealized appreciation
      (depreciation) on investments                    5,160           8,109         302,369
                                                     ---------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          47,395          28,140         280,703
                                                     ---------------------------------------
Distributions to unit holders:
   Investment income - net                           (54,837)        (76,560)       (181,753)
   Principal from investment transactions             (1,427)         (3,913)              -
                                                     ---------------------------------------
      Total distributions                            (56,264)        (80,473)       (181,753)
                                                     ---------------------------------------
Unit redemptions
   Principal portion                                 (62,278)       (397,659)     (1,039,001)
   Net interest accrued                               (1,048)         (2,286)        (14,369)
                                                     ---------------------------------------
      Total redemptions                              (63,326)       (399,945)     (1,053,370)
                                                     ---------------------------------------
Total increase (decrease) in net assets              (72,195)       (452,278)       (954,420)

Net assets:
   Beginning of the year                             533,039         985,317       1,939,737
                                                    ----------------------------------------
   End of the year                                  $460,844        $533,039        $985,317
                                                    ========================================
Distributable funds (deficit) at end of the year    $(23,209)       $(17,914)        $(5,058)
                                                    ========================================
Trust units:
   Beginning of the year                                 646           1,112           2,300
   Redemptions                                           (75)           (466)         (1,188)
                                                         -----------------------------------
   End of the year                                       571             646           1,112
                                                         ===================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS



1.    Organization

FT 232, The Latin American Government Income Trust (the "Trust") is a fixed trust portfolio of interest-bearing U.S. dollar-denominated sovereign debt obligations of certain Latin American countries.


2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), certain shareholders of which are officers of Nike Securities L.P. (the "Sponsor"). The bond values are based on
(1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust. As discussed below, beginning on January 1, 2001, the premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $1.82 and $1.37 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $25.00 per evaluation is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

Organization Costs - The Trust has paid a portion of its organization costs including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs, totaling $4,107, have been deferred and are being amortized over five years from the Initial Date of Deposit.

Adoption of accounting pronouncement - As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Trust did not amortize discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $515 increase in cost of Trust assets and a corresponding $515 decrease in net unrealized appreciation (depreciation), based on securities held by the Trust on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase interest income by $206, decrease change in net unrealized appreciation (depreciation) by $182, and decrease net realized gain (loss) by $24. The statements of operations and changes in net assets for prior periods have not been restated to reflect this change in presentation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


3.    Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at December 31, 2001 follows:

          Unrealized depreciation                  $(89,233)
          Unrealized appreciation                         -
                                                   --------
                                                   $(89,233)
                                                   ========

4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


          Type of                          Year ended December 31,
       distribution
           plan                     2001            2000            1999

          Monthly                  $90.60          $94.52          $93.47
          Semi-annual               91.20           95.02           93.77

Selected data for a unit of the Trust outstanding throughout each year -

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during each year. Distributions to unit holders reflect the Trust's actual distributions. The Net gain (loss) on investments per unit includes the effects of changes arising from the redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period.


                                                        Year ended December 31,

                                                 2001         2000        1999


Interest income                                $101.27      $101.00      $87.11
Expenses                                        (16.80)      (13.68)      (5.82)
                                               --------------------------------
      Investment income (loss) - net             84.47        87.32       81.29

Distributions to unit holders:
   Investment income - net                      (90.90)      (94.77)     (93.54)
   Principal from investment transactions        (2.28)       (4.30)       -

Net gain (loss) on investments                   (9.35)      (49.19)      54.97
                                               --------------------------------
      Total increase (decrease) in net assets   (18.06)      (60.94)      42.72

Net assets:
   Beginning of the year                        825.14       886.08      843.36
                                               --------------------------------

   End of the year                             $807.08      $825.14     $886.08
                                               ================================

Total return                                      9.10%
Ratio of total expenses to average net assets     2.04%
Ratio of net investment income (loss) to
   average net assets                            10.25%

                                     FT 232
                   THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


               SPONSOR:                Nike Securities L.P.
                                       1001 Warrenville Road
                                       Lisle, Illinois  60532
                                       (800) 621-1675

               TRUSTEE:                JPMorgan Chase Bank
                                       4 Chase MetroTech Center, 3rd Floor
                                       Brooklyn, New York  11245

               LEGAL COUNSEL           Chapman and Cutler
               TO SPONSOR:             111 West Monroe Street
                                       Chicago, Illinois  60603

               LEGAL COUNSEL           Carter, Ledyard & Milburn
               TO TRUSTEE:             2 Wall Street
                                       New York, New York  10005

               INDEPENDENT             Deloitte & Touche LLP
               AUDITORS:               180 North Stetson Avenue
                                       Chicago, Illinois  60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



               The Latin American Government Income Trust

                                FT Series

PROSPECTUS
Part Two                                     NOTE: THIS PART TWO PROSPECTUS MAY
Dated April 30, 2002                                 ONLY BE USED WITH PART ONE

The Trust. The Latin American Government Income Trust (the "Trust") is a unit investment trust consisting of a portfolio of interest-bearing U.S. dollar-denominated sovereign debt obligations of the Republic of Argentina, the Federative Republic of Brazil, the United Mexican States, the Republic of Panama and the Republic of Venezuela (the "Bonds"), including delivery statements relating to contracts for the purchase of certain such obligations and an irrevocable letter of credit. The weighted average maturity of the Bonds in the Trust at the Initial Date of Deposit was 29.36 years.

The Objective of the Trust is to provide a high level of current income through investment in a fixed portfolio consisting of high-yield, high-risk U.S. dollar-denominated sovereign debt obligations. The objective of the Trust is dependent upon the continuing ability of the issuers and/or obligors to meet their respective obligations. There is, of course, no guarantee that the objective of the Trust will be achieved. See "What is the FT Series?-Risk Factors" herein and "Portfolio" in Part One of the Prospectus.

At the Initial Date of Deposit the Bonds issued by each of the aforementioned issuers represented approximately 20% of the Trust's portfolio, and therefore, the Trust is subject to greater risk than would exist in a more diversified portfolio.Furthermore, each of the aforementioned issuers have experienced periods of economic uncertainty that have, at various times, resulted in high default rates on outstanding obligations, high inflation and currency instability. The Bonds included in this Trust should be viewed as speculative and an investor should review his or her ability to assume the risks associated with such an investment. for additional information concerning these risks.ALL OF THE BONDS IN THE TRUST ARE LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. AT THE INITIAL DATE OF DEPOSIT THE BONDS ISSUED BY EACH OF THE AFOREMENTIONED ISSUERS REPRESENT APPROXIMATELY 20% OF THE TRUST'S PORTFOLIO, AND THEREFORE, THE TRUST IS SUBJECT TO GREAT RISK THAN WOULD EXIST IN A MORE DIVERSIFIED PORTFOLIO. JUNK BONDS ISSUED BY FOREIGN ISSUERS CARRY THE ADDITIONAL RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. FURTHERMORE, EACH OF THE AFOREMENTIONED ISSUERS HAVE EXPERIENCED PERIODS OF ECONOMIC UNCERTAINTY THAT HAVE, AT VARIOUS TIMES, RESULTED IN HIGH DEFAULT RATES ON OUTSTANDING OBLIGATIONS, HIGH INFLATION AND CURRENCY INSTABILITY. THE BONDS INCLUDED IN THIS TRUST SHOULD BE VIEWED AS SPECULATIVE AND AN INVESTOR SHOULD REVIEW HIS OR HER ABILITY TO ASSUME THE RISKS ASSOCIATED WITH SUCH AN INVESTMENT. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "BOND PORTFOLIO SELECTION" AND "RISK FACTORS" ON PAGE 5 FOR ADDITIONAL INFORMATION CONCERNING THESE RISKS.

 UNITS OF THE TRUST ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY BANK AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

Attention Foreign Investors: Your interest income from a Trust may be exempt from federal withholding taxes if you are not a United States citizen or resident and certain conditions are met. See "What is the Federal Tax Status of Unit Holders?"

Distributions to Unit holders may be reinvested as described herein. See "Rights of Unit Holders-How Can Distributions to Unit Holders be
Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "Rights of Unit Holders-How May Units be Redeemed?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Public Offering Price of the Units will be equal to the aggregate bid price of the Bonds in the portfolio divided by the number of Units outstanding, plus a sales charge set forth in "Public Offering." The minimum purchase is $1,000.

Portfolio Supervisor's Annual Fee. In performing its duties as Portfolio Supervisor, First Trust Advisors L.P. may obtain research and other information from a variety of sources. Such information will consist of comments covering the financial condition and business prospects of the issuers and an analysis of the respective market sectors, including economic, tax, currency, political, regulatory and other similar risks. The Sponsor believes that the information will be beneficial in the present circumstances due to the complexity of the foreign high-yield debt markets. First Trust Advisors L.P. will receive $.70 per Unit for its supervisory services. THE SUPERVISORY FEE IS SET FORTH UNDER "SUMMARY OF ESSENTIAL INFORMATION" AND IS GREATER FOR THIS TRUST THAN FOR OTHER TRUSTS OF WHICH NIKE SECURITIES L.P. ACTS AS SPONSOR.

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, loss of principal and/or interest due to the possible deterioration of the financial condition of the issuer governments, governmental, political, economic and fiscal policies of the representative countries, changes in economic conditions, volatile interest rates, lack of liquidity, lack of adequate financial information concerning an issuer government, exchange control restrictions impacting foreign issuers and changing perceptions regarding junk bonds. In addition, since the Trust contains only five Bonds, a default by any one issuer will negatively impact the amount of interest received by the Trust. See "Risk Factors."

               THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                                FT Series

What is The FT Series?

The FT Series is a series of investment companies created by the Sponsor, all of which are generally similar, but each of which is separate and is designated by a different series number. The FT Series was formerly known as The First Trust Special Situations Trust Series. This Series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Bonds L.P., as Sponsor; JPMorgan Chase Bank, as Trustee; Securities Evaluation Service, Inc. as Evaluator; and First Trust Advisors L.P., as Portfolio Supervisor.

The objective of the Trust is to provide a high level of current income through investment in a fixed portfolio of U.S. dollar-denominated sovereign debt obligations of Argentina, Brazil, Mexico, Panama and Venezuela which have a stated maturity of approximately 30 years. The Bonds contained in the Trust are high-yield, high-risk bonds, commonly known as "junk bonds" and are subject to greater market fluctuations and potential risk of loss of income and principal than are investments in lower-yielding, higher-rated fixed-income securities. The Trust has a relatively high concentration in the debt of each of the aforementioned countries, and is therefore subject to greater risk than would exist in a more diversified portfolio. Each of the countries has experienced periods of economic uncertainty that have, at various times, resulted in a high default rate on outstanding obligations, high inflation and currency instability. The securities included in this Trust should be viewed as speculative and an investor should review his or her ability to assume the risks associated with speculative bonds. The Bonds are not collateralized or secured by the U.S. government, U.S. government securities or any other source. Therefore, the payment of income is dependent upon the continuing ability of the issuer governments to meet their respective obligations. THERE IS, OF COURSE, NO GUARANTEE THAT THE TRUST'S OBJECTIVE WILL BE ACHIEVED.

Each Unit of the Trust represented the undivided fractional interest in the Bonds deposited in the Trust as set forth under "Summary of Essential Information" in Part One of the Prospectus. To the extent that Units of the Trust are redeemed, the aggregate value of the Bonds in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" in Part One of the Prospectus.

Bond Portfolio Selection

The Sponsor of the Trust selected the Bonds for the Portfolio after considering the Trust's investment objective as well as the credit quality of the individual Bonds of the Portfolio. The following facts, among others, were also considered: (a) the price of the Bonds relative to other issues of similar quality and maturity; (b) the rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Bonds as to location of issuer; (d) the income to the Unit holders of the Trust; (e) whether the Bonds were issued after July 18, 1984; and
(f) the stated maturity of the Bonds.

As of the Initial Date of Deposit for the Trust, all of the Bonds in the Trust were rated "B+" or better by Moody's Investors Service, Inc., ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) ("Fitch"). See "Description of Bond Ratings" herein and "Portfolio" in Part One of the Prospectus. Subsequent to the Initial Date of Deposit, a Bond may cease to be so rated. If this should occur, the Trust would not be required to eliminate the Bond from the Trust, but such event may be considered in the Sponsor's determination to direct the Trustee to dispose of such investment. The Trust follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Trust may retain an issuer's bonds despite adverse financial developments.

Risk Factors

High-Yield Obligations. An investment in Units of the Trust should be made with an understanding of the risks that an investment in "high-yield, high-risk," fixed-rate, domestic and foreign corporate debt obligations or "junk bonds" may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate, debt obligations generally. Bonds such as those included in the Trust are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

"High-yield" or "junk" Bonds, the generic names for corporate Bonds rated below BBB by Standard & Poor's, or below Baa by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high-yield Bonds is very specialized and investors in it have been predominantly financial institutions. High-yield Bonds are generally not listed on a national securities exchange. Trading of high-yield Bonds, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high-yield Bond market is a dealer market, rather than an auction market, no single obtainable price for a given Bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. Not all dealers maintain markets in all high-yield Bonds. Therefore, since there are fewer traders in these Bonds than there are in "investment grade" Bonds, the bid-offer spread is usually greater for high-yield Bonds than it is for investment grade Bonds. The price at which the Bonds may be sold to meet redemptions and the value of the Trust will be adversely affected if trading markets for the Bonds are limited or absent. If the rate of redemptions is great, the value of the Trust may decline to a level that requires liquidation.

Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in the Trust, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high-yield, high-risk, fixed-income securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk Bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Bond default in the payment of principal or interest, the Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts (if any) recovered by the Trust in payment under the defaulted Bond may not be reflected in the value of the Units until actually received by the Trust, and depending upon when a Unit holder purchases or sells his or her Units, it is possible that a Unit holder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

High-yield, high-risk Bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

Obligations that are rated lower than BBB by Standard & Poor's, or Baa by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of the Trust and consider their ability to assume the risks involved before making an investment in the Trust. See "Description of Bond Ratings" herein for a description of speculative ratings issued by Standard & Poor's and Moody's.

Foreign Issuers. All of the Bonds in the Trust are issued by foreign governments. It is appropriate for investors in the Trust to consider certain investment risks that distinguish investments in bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in the Portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although the Trust invests in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because the foreign issuers are not subject to the reporting requirements of the Bonds Exchange Act of 1934, there is generally less publicly available information about the foreign issuers than a U.S. domestic issuer. Foreign issuers also are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

The portfolio of U.S. dollar-denominated sovereign debt obligations of Argentina, Brazil, Mexico, Panama and Venezuela involves special risks. These issuers have historically experienced, and may continue to experience, periods of high rates of inflation, high interest rates, exchange rate fluctuation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt obligation. The willingness or ability to repay the principal and interest due in a timely manner may be affected by, among other factors, the country's cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which the government may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of foreign government debt, including the Trust, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

In the event of default, no assurance can be given that commercial banks and other lenders with loans outstanding to a foreign government will not contest payments to the holders of other government debt obligations in the event of default under their commercial bank or other institutional loan agreements. Government obligors such as Argentina, Brazil, Mexico, Panama and Venezuela, as well as other developing and emerging countries, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the Bonds have, in the past, experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments and reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to secured obligations, such as Brady Bonds. Holders of the Bonds may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that such restructuring arrangements would not adversely affect the Trust. Furthermore, participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The economies of Argentina, Brazil, Mexico, Panama and Venezuela may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The governments of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market condition, prices and yields of the Bonds. Moreover, the economies of these countries are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any of these countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of these countries or the value of the Bonds.

In addition, the inter-relatedness of the economies in emerging countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may reduce the effectiveness of any attempt by the Trust to reduce risk through diversification. No assurance can be given that the Trust will not be further adversely affected by these and similar events.

Argentina.

General Outlook. Eduardo Duhalde, a heavyweight Peronist politician, was appointed president of Argentina on January 1, 2002 with cross-party support. To garner support for his administration, Mr. Duhalde has promised to leave office in December 2003 and not to run for re-election. If the present provisional administration fails, the most likely outcome is a call for elections ahead of the scheduled date of

September 2003, accompanied by a deepening of the economic and social crises. Although a tough budget is needed to secure official support to capitalize the bankrupt banking system, this will be politically unpalatable, given social pressures. The short-term outlook for the economy is extremely bleak. Restrictions on deposit withdrawals will be eased only gradually, maintaining pressure on the payments chain. Failure to restore confidence will give rise to a vicious cycle of exchange-rate overshooting and inflation. Following the debt default, restructuring will be difficult and bona fide talks will not start until the government secures International Monetary Fund (IMF) support.

Domestic Politics. Mr. Duhalde faces a critical political, economic and social situation. He was not elected by popular vote but by a legislative assembly, in accordance with constitutional procedures. He is also a member of the traditional political class, which has been discredited in the eyes of the public. His position is complicated by the challenges he faces both within his own Partido Justicialista (PJ, known as Peronists) and from the population. He is opposed by a PJ faction led by former president Carlos Menem (1989-99), who has become a spokesman for economic orthodoxy and who openly promotes the concept of dollarisation. Mr. Duhalde is also meeting opposition from the provinces, as some Peronist governors with presidential ambitions attempt to undermine him. Perhaps most importantly, the administration is overwhelmed by diverse sectoral pressures including, on one side, the piqueteros (protestors demanding continued distribution of social subsidies), and on the other, large firms pleading for debt relief. With a fragile support base, the government may find it difficult to resist these pressures.

International Relations. The need for urgent financial assistance from the IMF has placed bilateral relations with the United States at the heart of international policy. Shortly after taking office, Mr. Ruckauf and the economy minister, Jorge Remes Lenicov, traveled to the United States to garner support to unlock funds undisbursed under the existing IMF agreement. However, the U.S. Treasury and the IMF insisted that the government formulate a sustainable economic program before fresh funds were disbursed. As there appears to be little risk of financial contagion, their hands-off approach has been strengthened.

Currency. In his inaugural speech on January 2, 2002, Duhalde announced his intention to cease payment on foreign debt and to devalue the Peso. Furthermore, the government has acted quickly under the command of the new Economy Minister, Jorge Remes Lenicov to formalize its economic policy. Default was officially entered into on January 3, when Argentina failed to make a US$28 million 2007 Italian lira bond payment. Devaluation followed as part of the Public Emergency and Reform of the Exchange Rate Regime Law adopted by Congress on January 6, 2002. The comprehensive package includes:

New exchange rate regime. The bill lifts the convertibility law, which governed exchange rate policy since 1991 and pegged the US$ to the Peso at a rate of 1:1. The government adopted a new monetary and exchange rate regime by decree, which consists of an official exchange rate of
1.40 Pesos to the US$ for export, import and capital transactions and another free floating exchange rate for tourism and other transactions. The official exchange rate devalues the Peso by 28.6%.

Central Bank responsibilities reformed. The Central Bank will be required to maintain reserves sufficient to back the monetary base but will no longer be legally mandated to sustain a specific technical ratio. In addition, the government intends to modify the Central Bank statute to allow the institution to function as a lender of last resort to local banks.

Further easing of Peso deposit withdrawal restrictions planned. The government intends to maintain the current withdrawal restrictions that limit depositors from withdrawing more than 300 US$ or Pesos from their bank account per week or in the case of accounts tied to salaries 1,500 Pesos a month. The government hopes to gradually ease the controversial restrictions imposed by the De la R****Helvetica:x9c****a administration on 3 December (Decree 1570), since the controls were a key cause of social and political backlash. The government will eliminate restrictions completely but will begin gradually by raising the withdrawal limit from its current level and allowing more large scale withdrawals in installments according to a predefined schedule. In the lower end of the scale, the calendar for withdrawals permits individuals with accounts below 10,000 Pesos to begin to draw down deposits in four monthly installments beginning March 2002. The drawdown schedule for higher balances exceeding 30,000 Pesos expands the monthly withdrawal installments out to two years and begins in December 2002. Depositors will be paid a nominal interest rate of 7%.

Tightening US$ deposit controls. Holders of US$ accounts, which as of January 9, 2002, accounted for 69.6% of total deposits, will not be able to withdraw funds until the beginning of 2003. For account holders with balances below US$5,000, depositors will be able to draw down funds in 12 equal monthly installments beginning in 2003. On the upper end of the scale, all account holders with balances exceeding US$30,000 will not be able to access funds until September 2003 and will be authorized to withdraw funds in equal installments over a period of 24 months. The nominal monthly interest rate paid to depositors will be 2%.

Price controls. The government has been authorized to temporarily implement price controls on goods and services "to protect consumer interests" but has not yet decided to impose any price controls to diminish the impact of the devaluation on salaries.

Financial system and foreign investment jeopardized. In the short-term the measures, particularly the devaluation, are expected to incur strong losses for banks (currently estimated at US$6-US$9 billion), as loans are being converted to Pesos but deposits will be maintained in US$. Most banks have also invested heavily in government bonds and are likely to have sustained substantial losses amidst the plummeting value of the sovereign debt obligations. At 4,542 basis points, Argentine bonds are the highest yielding bonds in the world. Finally, banks will suffer from the anticipated massive defaults, as holders of US$ denominated loans are unlikely to be able to sustain debt payments under the new currency regime. Private sector estimates of the total cost of the new measures to the financial system range from US$10-12 billion, as depositors are likely to continue the run on the banks to protect and find a safer haven for savings.

Argentina remains cash strapped and is seeking an additional US$10-US$15 billion in funds to bolster the financial system. However, so far, the IMF, which froze a US$1.3 billion disbursement in December due to non-compliance with agreed economic targets, has asserted that further financial support will be offered only once the government presents a more cohesive program that includes a full float of the currency. Bilateral aid is also likely to remain absent for the time being until foreign governments receive additional guarantees that the government remains committed to protecting foreign investment.

Free floating Peso depreciates strongly on first day of trading. The government declared a four day bank holiday following the announcement of the Peso devaluation and trading under the new currency regime was not begun until January 11, 2002. The currency dropped an additional 17.6% to 22.2% in trading, closing the day between 1.70 and 1.80 Pesos to the US$. However, the current exchange rate level is unlikely to persist in the near to mid-term. In fact, further currency depreciation was stemmed by the continued freeze on bank deposits and a Central Bank order barring banks from selling the Peso currency via electronic transactions. Some forecasters are currently anticipating that the Peso will lose some 60.6% of its value against the US$ by the end of the year.

Inflationary expectations rising. Immediately following the release of the government's new economic program, business owners began marking up prices in anticipation of the new currency regime. While fresh data are still missing, anecdotal evidence suggested that the actual price increase in consumer goods will by far exceed the level suggest by the devaluation and the weight of imports in the economy. Concerns about the inflationary pass-through of the weaker currency are reflected in this month's projections. Inflation is expected to reach 48.6%, which is up dramatically from the 1.5% deflation observed in 2001.

External Sector. The trade surplus will likely widen in 2002 as import spending collapses. The response of exports to changes in relative prices will be restrained by the lack of trade finance, exchange controls and the commodity-intensive nature of Argentina's export basket. There may be a large shift in the net services balance, reflecting a decline in travel overseas by Argentinians-already evident in the current holiday season in Uruguay, Chile and Brazil-and an increase in inbound tourism. Foreign direct investment inflows are forecasted to trend downwards, as uncertainty about the operating environment will deter new commitments.

Debt Outlook. The government will not be in a position to start talks about debt restructuring until it has the support of the IMF. The deterioration in the economy will further reduce the recoverable value of Argentinian sovereign debt and increase the risk of default by private borrowers.

Brazil.

General Outlook. Brazil will elect a new government in October 2002 after eight years of rule by President Fernando Henrique Cardoso and his prudent, centrist government. The contest is likely to go to a second round between a centrist candidate, most probably Jose Serra, and the PT's Luis Inacio "Lula" da Silva. The centrist candidate would be the favorite to win. The Economist Intelligence Unit expects a substantial degree of policy continuity under the new (centrist) government in 2003. The economy will continue to struggle in the first half of 2002, strengthening from the second half in line with stronger global demand. Muted domestic demand will limit inflationary pressures. The current-account position will remain stable, but capital inflows may be delayed by electoral uncertainty.

Domestic Politics. The general election, scheduled for October 6, 2002, is already beginning to overshadow political life in Brazil, and will dominate the political scene from May-June 2002 onwards. Major reform initiatives, such as indirect tax, political and labour reform, are unlikely to make significant progress in 2002 and legislative business is likely to slow. The Partido da Frente Liberal (PFL), infuriated by an investigation into its presidential candidate, Roseana Sarney, has pulled out of the governing coalition. This will complicate policy-making for the president, Fernando Henrique Cardoso, in the remainder of his term, although he will still be able to get some measures, such as the extension of the financial transactions tax, through Congress.

International Relations. There have been growing calls from U.S. businesses for protection against imports as the U.S. economy slows, and the recent imposition of sweeping tariffs on steel imports will hamper the regional integration process currently under way under the auspices of the Free- Trade Area of the Americas (FTAA). This delay would suit Brazil, which will continue to prioritize continental over hemispheric integration and will concentrate on deepening trade ties with its partners in Mercosur and with the five countries of the Andean Community. The devaluation of the Argentinian peso and the new Argentinian administration's apparent willingness to improve dialogue with Brazil should help to improve bilateral relations, which had cooled in the three years following Brazil's own maxi-devaluation in January 1999.

Economic Growth. It is expected that the GDP will have a growth of 1.8% in 2002, a modest improvement on growth of 1.5% in 2001. Assuming the US economy recovers and that Brazil is not badly affected by the crisis in Argentina, Brazilian financial markets, particularly the foreign-exchange market, will become less volatile, creating the conditions for a recovery in economic activity in the second half of the year. The ending of power rationing in March 2002 will help the industrial sector to stage a recovery from a dismal second half of 2001. However, foreign direct investment (FDI) inflows will probably remain lower than during the peak years of 1998-2000, constraining the growth of domestic demand and forcing a continued adjustment on the current account. In 2003 more favorable conditions in the world economy and international capital markets will enable Brazil to move closer to its trend rate of growth.

Inflation. The strong appreciation of the Real in the last two months of 2001 and the first two months of 2002, lower oil prices since mid-2001, high real interest rates and muted domestic demand will offset the 19% rise in electricity prices and the lagged impact of currency slippage in the first nine months of 2001, moderating inflation in 2002. Inflation has already fallen back slightly in the opening two months of 2002, with monthly inflation of 0.52% in January followed by a lower rate of 0.36% in February. Year-end inflation is expected to be around 5.4% in 2002, just below the ceiling of the Central Bank's target band (3.5%, with a 2-
 percentage-point margin of tolerance). The main risk to this outlook is renewed currency weakness, which might force the Central Bank to revise its target upwards.

Exchange Rates. The forecasted fairly stable nominal exchange rate in 2002 is based on a series of assumptions: disciplined fiscal and monetary policy, a recovery of the global economy; growing risk appetite; and containment of contagion from Argentina. Another factor underpinning the Real will be the net long dollar position of the private sector, which means that it is already hedged against exchange-rate risk. A key question will be whether the trade account continues to generate growing surpluses with the Real at current levels. So far, the trade surplus has held in January and February. Also important will be the level of FDI, which held up better than expected in 2001, albeit declining by around one-third on the record levels of 2000 and 1999. The elections will be a test for the Real, particularly if there seems a good chance that the second round, the most likely outcome, will be close. Assuming a centrist candidate promising policy continuity is elected, the Real may strengthen towards year-end, reflecting a decline in the demand for hedges against currency risk.

External Sector. Given only a sluggish recovery in domestic demand and a rise in world economic activity expected in the second half of the year, the trade surplus is forecast to widen in 2002 as imports remain subdued and a competitive currency boosts exports. The crisis in Argentina will disrupt bilateral trade flows, harming Brazilian sales into the Argentinian market and also encouraging higher penetration of Argentinian goods in the Brazilian market, particularly in certain sectors such as dairy products. However, the damage to Brazil's balance of trade with Argentina will be more than offset by positive trends in the rest of the world. Reflecting improving trends in the trade and non-factor services accounts, the current-account deficit should narrow from an estimated US$23 billion in 2001 to around US$19 billion in 2002.

Debt Outlook. Brazilian corporations and banks have regained access to international capital markets since October and the government raised US$1.25 billion from a sovereign bond issue in January. Borrowers will need to take advantage of such windows of opportunity, as international capital markets are likely to remain in a volatile state given the uncertain outlook for the world economy.

Mexico.

General outlook. Since 1985 successive Mexican administrations have implemented a number of radical economic reforms, the most significant of which have been: a process of opening the economy, which has included a far-reaching privatization program; reduction of tariffs and removal of import licensing requirements; implementation of the North America Free Trade Agreement with the USA and Canada in January 1994; accession to OECD in 1994; cessation from the Group of 77, thus effectively positioning Mexico in the First World and relinquishing the Third; accession to GATT in 1986. In July 2000, the EU-Mexico Free Trade Agreement, the first free trade zone between the Union and any nation in the Americas, took effect.

Investment and exports lead 2001 third quarter decline. According to third quarter global demand and supply data, the economic slump has spread across all sectors. Investment led the 3.2% decline in global demand (Q2: +0.4% year-on-year), followed by a weak external sector. Gross fixed investment dropped at an annual rate of 9.1% in the third quarter, following the 5.5% contraction in the second quarter, which foreshadows a further deterioration in the final quarter of the year. In fact, it is estimated that there will be a 9.5% investment decline in the fourth quarter and an annual decline of 5.9%. Exports dropped 8.2% in the third quarter compared to the same period last year, following the only slightly negative second quarter. Consumption remained in positive territory in the third quarter but the 1.0% growth rate was just a third of the growth observed in the second quarter.

Some signs of stabilizing economic growth in 2001 fourth quarter. More recent data indicate that the deterioration in economic performance is slowly coming to an end. Economic activity declined by 1.7% in October 2001 better than the 2.3% contraction expected and an improvement from the 2.5% decline registered in September. In November, industrial production declined 3.7%, also slightly better than expectations of 3.9% and substantially better than the 4.6% contraction in the preceding month. In seasonally adjusted terms, industrial production actually picked up over October. As a result, the continuous downward revision to GDP forecasts finally seems to be drawing to an end. The expected growth rate for 2001 was maintained and the forecast for 2002 was lowered just a notch.

Inflation drops to historic low as price pressures remain absent in holiday season. Consumer prices increased 0.14% in December 2001. Because of the subdued price movements in the last month of the year, annual headline inflation dropped from 5.4% in November to 4.4% in December. Both, the monthly increase and the annual rate are the lowest rates registered in a December since 1968. Lower gas prices as well as downside pressures on the prices of some important food items, prompted the more benign inflation reading. As a result, the core inflation index, which excludes the more volatile items showed a slightly higher increase of 0.25% in December. Nevertheless, annual core inflation dropped from 5.4% in November to 5.1% in December. While a number of factors out of the Central Bank's responsibilities assisted the monetary authority in its pledge to lower inflation last year, the delivery on its targets-in the past years the Central Bank always remained below the official inflation target-should serve to bolster Central Bank credibility. Nevertheless, the market remains skeptical that the Central Bank will deliver its short-term 4.5% target by the end of 2002 even though inflationary pressures resulting from the tax reform should be virtually non-existent.

Peso strength-no contagion from Argentina. The Peso finished 2001 at
9.16 versus the US$, which represents a nominal appreciation of 5.3%. This makes the Mexican Peso the strongest performing currency in Latin America in 2001 and one of the strongest currencies in the world against the US$. The Peso strength is even more surprising, considering the uncertainties related to Argentina, which had been lingering throughout most of the second half of the year. However, the close ties with the

United States seem to have shielded Mexico from contagion and the Peso remained firm even following the default and devaluation announcement in Argentina. Forecasters do not foresee another year of nominal appreciation and anticipate the Peso to close this year at a level, which is equivalent to a nominal depreciation.

Panama.

As of April 4, 2002, Standard & Poor's rated Panama's short-term/long-term local and foreign currency BB, with a "stable" outlook. Services, which represent 80% of total production, are concentrated in capital-intensive enclaves with weak links to the rest of the economy. As a result, development beyond the metropolitan areas of Panama City and Col****Helvetica:x97****n is limited, and those areas are burdened with poor social indicators, weak infrastructures, and high unemployment. Panama's fiscal structure shows several weaknesses arising from a fragile tax structure, rigid public expenditure, and low investment spending. Given that sizable social development needs call for increased fiscal expenditure, corresponding revenue should come from a well-designed tax reform if progress is to be achieved in reducing Panama's already heavy debt burden.

Panama's creditworthiness is supported by its monetary stability, significant structural reform and institutionalization of democratic institutions. As a fully dollarized economy, Panama has displayed superb price stability among rated sovereigns. Inflation rates have been typically lower than those in the United States, with virtually no risk of reversal. Significant structural reform include the privatization of public enterprises; government concessions, which have allowed ample private participation in the provision of infrastructure; labor market flexibility; and some reform to public finances. The consolidation of democratic institutions and the alternation of political parties in power since 1989 has significantly reduced the possibility of nondemocratic regimes in Panama and brought a sustained reduction in political risk.

Panama's outlook balances the constraints of Panama's economic structure and high debt levels with its recent strengthened fiscal stance. Further progress in reforming public-sector financial enterprises, improving public finances, and tightening bank inspection and regulation would enhance Panama's credit outlook.

Venezuela.

General outlook. Venezuela's government on February 12, 2002 floated its currency, ending a five-year-old regime that permitted the bolivar to trade only within a fixed band. It was forced to take this step by severe strains on the exchange rate and a substantial erosion in international reserves. Capital flight, amounting to around US$2 billion since the start of 2002, had accelerated since 2001 year as the political and economic climates deteriorated. The currency float has eased the pressures on the fiscal and external accounts, but is leading to higher inflation and could push the economy into recession this year. The government of President Hugo Chavez is experiencing increased political turbulence as the opposition becomes increasingly unified and as his own organization, the Movimiento Quinta Republica (MVR), struggles to contain internal divisions. Mr. Chavez risks losing further support as frustration mounts over sluggish delivery on promises of job creation and crime reduction.

Domestic Politics. The president faces an increasingly unified opposition at the same time as his own organization, the MVR, becomes debilitated by internal divisions. Mr. Chavez has managed to alienate diverse groups within Venezuela with his program of institutional and economic restructuring, including the media, the private sector, the Roman Catholic Church, landowners and the union movement. As these groups are unable either to lobby Mr. Chavez or to influence policy changes owing to the excessive centralization of power around him, they will probably continue to take their protests outside established political channels and into the streets in the forecast period.

International Relations. If Mr. Chavez were ousted, it would provoke mixed reactions from international quarters. There is unease, particularly in the United States, at his controversial foreign policy pursuits, which seek to diversify Venezuela's trade and diplomatic relations away from the United States, to build relations with leftist groups in other countries and to strengthen ties with countries such as Cuba, Iraq, Iran and Libya. Relations with Colombia and the United States will probably stay particularly tense while Mr. Chavez remains in office.

Economic Growth. The outlook for GDP growth in the next two years is uncertain, with forecasts ranging from a contraction in 2002 of 2% to the government's own optimistic 4% projection. The government has, however, made adjustments in its budget for 2002, which unrealistically assumed a relatively high price for oil and a more modest budget shortfall. The administration will cut spending by 7% from initially budgeted levels, which will certainly push growth prospects downward. The government also lowered its estimated average export price for oil to US$16 per barrel from US$18.50 per barrel previously. The price of Venezuelan oil has averaged $16 per barrel so far this year.

Inflation. Despite evidence of substantial price increases in February after the devaluation, officials sill optimistically expect inflation by year's end to be less than 20%, compared with 12.3% in 2001. But this assumes that the bolivar will actually strengthen to Bs900-920:US$1 from Bs944:US$1 at present. Consumer prices are more likely to rise by at least 30%, with the currency closing the year at a level weaker than Bs1,000:US$1

Exchange Rate. The bolivar has lost more than 20% of its value since February 12, 2002. Pressures on the currency will continue, given the tense political situation and low world oil prices.

External Sector. Venezuela's strong external liquidity position, which has prevented a wholesale loss of confidence in the past few years, will be further eroded in 2002. Weaker oil prices will cause the trade surplus to narrow and the current-account surplus to almost disappear. Devaluation should help through import compression. In the medium term the evolution of the external accounts will depend on whether the government maintains its current policy of restricting oil output in support of OPEC's price stabilization mechanism or whether it opens up the oil sector to increased investment with a view to gaining market share.

Debt Outlook. Venezuela's creditworthiness has deteriorated sharply since the floating of the bolivar. Sharp falls in the bolivar could compromise debt-servicing, and a weak policy-making environment and poor economic performance could complicate the picture.

Liquidity. All the Bonds in the Trust have been registered under the Bonds Act of 1933. The Bonds are not listed on a U.S. securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of the Trust will be adversely affected if trading markets for the Bonds are limited or absent.

Exchange Controls. On the basis of the best information available to the Sponsor at the present time, none of the Bonds are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. The issuers of the Bonds have not submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. The Trust, as a holder of those obligations, may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if the Trust obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

General. The Trust may consist of Bonds which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Bonds and the value of the underlying Trust portfolio being reduced. See "Rights of Unit Holders-How May Bonds be Removed from the Trust?" In addition, as the Trust contains only five Bonds, a default by any one issuer will negatively impact the amount of interest received by the Trust.

Certain of the Bonds in the Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trust may be original issue discount bonds or zero coupon bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "What is the Federal Tax Status of Unit Holders?" The current value of an original discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity. The effect of owning deep discount zero coupon bonds which do not make current interest payments is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the zero coupon bonds are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

Certain of the Bonds in the Trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. See "Rights of Unit Holders-How May Bonds be Removed from the Trust?" and "Other Information-How May the Indenture be Amended or Terminated?"

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in the Trust may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions or otherwise. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current Return on Units of the Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Trust. Such litigation may affect the validity of such Bonds. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Each Unit offered represents that fractional undivided interest in the Trust as is set forth in the "Summary of Essential Information" in Part One of the Prospectus for the Trust. To the extent that any Units of the Trust are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

As of the date of Part One of the Prospectus, the Estimated Current Return and the Estimated Long-Term Return are as set forth in "Summary of Essential Information" in Part One of the Prospectus. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of the Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the Estimated Long-Term Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the date of Part One of the Prospectus. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in the distributions to Unit holders.

Record Dates for the distribution of interest under the semi-annual distribution plan are the fifteenth day of June and December with the Distribution Dates being the last day of the month in which the related Record Date occurs. It is anticipated that an amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One of the Prospectus for the Trust.

Record Dates for monthly distributions of interest are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly plan is the last day of each month in which the related Record Date occurs. All Unit holders will receive such distributions, if any, from the Principal Account as are made as of the Record Dates for monthly distributions.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. Unit holders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his or her Units, he or she will be entitled to receive his or her proportionate share of the accrued interest from the purchaser of his or her Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Are Unit Holders Subject to Foreign Withholding Tax?

Certain of the Bonds are subject to non-U.S. ("foreign") withholding taxes. If the Trust obtains a certificate from an issuer evidencing payment of foreign withholding taxes with respect to a Bond, the Trust will so notify Unit holders. A Unit holder is required to include in his or her gross income the entire amount of interest paid on his or her pro rata portion of the Bond including the amount of tax withheld therefrom and the amount of any Additional Payment. However, if the foreign tax withheld constitutes an income tax for which U.S. foreign tax credits may be taken, the Unit holder may be able to obtain applicable foreign tax credits (subject to statutory limitations) or deductions. (See "What is the Federal Tax Status of Unit Holders?")

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trust. The Trust will hold various debt obligations (the "Debt Obligations"). All of the assets held by the Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Debt Obligations constitute debt the interest on which is includible in gross income for federal income tax purposes.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of the Trust, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount, and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition. If the Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been sold with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation which was issued with original issue discount must be increased as original issue discount accrues.

Some Debt Obligations may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price the Trust pays for a Debt Obligation or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions. "Stripped" U.S. Treasury obligations are subject to the original issue discount rules, rather than being treated as having market discount.

Alternatively, some Debt Obligations may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

If the price of your Units includes accrued interest on a Debt
Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Some distributions by the Trust may be subject to foreign withholding taxes. Any income withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by the Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you will not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

Are Investments in the Trust Eligible for Retirement Plans?

Units of the Trust are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in the amount set forth under "Summary of Essential Information" in Part One of the Prospectus, the Sponsor will not receive any fees in connection with its activities relating to the Trust. Legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statement are also chargeable to each Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One of the Prospectus, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include underwriters or dealers of the Trust.

The Evaluator will receive an evaluation fee as set forth in "Summary of Essential Information" in Part One of the Prospectus. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust a fee as indicated in "Special Trust Information" for the Trust. Such fee will be based upon the largest aggregate number of Units of the Trust outstanding at any time during the year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and above described fees are payable monthly on or before each Distribution Date from the Interest Account of the Trust to the extent funds are available and then from the Principal Account of the Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Because the above fees (except for the Evaluator's fee) are generally based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" in Part One of the Prospectus will be higher during any year in which redemptions of Units occur.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services and supervisory services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Bonds L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

Expenses incurred in establishing the Trust, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Bonds and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be paid by the Trust and charged off over a period not to exceed five years from the Initial Date of Deposit.

The following additional charges are or may be incurred by the Trust: all expenses (including legal and annual auditing expenses) of the Trustee incurred by or in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds of the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of the Trust shall be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to broker/dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners and registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

The Public Offering Price of Units of the Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in the Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of the Trust then outstanding. The maximum sales charge on Units will be 5.0% of the Public Offering Price (equivalent to 5.263% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trust based upon the maturities of such bonds, in accordance with the following schedule:

                                               Sales Charge
                                       _________________________
                                       Percentage           Percentage
                                       of Public            of Net
                                       Offering             Amount
Years to Maturity                      Price                Invested
_________________                      __________           __________
Less than 1                            1.00%                1.010%
1 but less than 2                      1.50                 1.523
2 but less than 3                      2.00                 2.041
3 but less than 4                      2.50                 2.564
4 but less than 5                      3.00                 3.093
5 but less than 6                      3.50                 3.627
6 but less than 7                      4.00                 4.167
7 but less than 8                      4.50                 4.712
8 or more                              5.00                 5.263

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

The aggregate price of the Bonds in the Trust is determined by whomever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices or offering prices as is appropriate, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. The Evaluator will be requested to make such a determination, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

The Public Offering Price will be equal to the bid price per Unit of the Bonds in the Trust plus the applicable sales charge. The offering price of Bonds in the Trust may be expected to be greater than the bid price of such Bonds by approximately 1-3% of the aggregate principal amount of such Bonds.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Bonds Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the Public Offering Price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence.

A comparison of estimated current returns and estimated long-term returns with the returns on various investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Bonds L.P. with returns on investments such as U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which Underwriter and dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to the Underwriter or qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Bonds L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Information on percentage changes in the dollar value of Units, on the basis of changes in Unit price may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unit holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

Past performance may not be indicative of future results. The Trust's portfolio is not managed. Unit price and return fluctuate with the value of the common stocks in the Trust's portfolio, so there may be a gain or loss when Units are sold.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Stock Price Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Bonds in the Trust) and the price at which Units are resold (which price is also based on the bid prices of the Bonds in the Trust and includes a maximum sales charge of 5.0%) or redeemed. The Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

Will There be a Secondary Market?

Although not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the other expenses of the Trust, the costs of the Trustee in transferring and recording the ownership of Units, and costs incurred in annually updating each Trust's registration statement, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the BID prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of the Trust. As in this Trust, the purchase price per unit of such bond funds will depend primarily on the value of the securities in the portfolio of the fund.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Bonds Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must follow procedures established by the Trustee, including furnishing indemnity satisfactory to the Trustee and paying such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from the Trust will be distributed on or shortly after the last day of each month on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions for the Trust will be net of applicable expenses for the Trust.

The pro rata share of cash in the Principal Account of the Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of the Trust as of such Record Date will be made on or shortly after the last day of each month. Proceeds from the disposition of any of the Bonds of the Trust received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of the Trust and not distributed until the next Distribution Date. The Trustee is not required to make a distribution from the Principal Account of the Trust unless the amount available for distribution shall equal at least $.01 per Unit.

The Trustee will credit to the Interest Account of the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of the Trust. The distribution to the Unit holders of the Trust as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of the Trust after deducting estimated expenses. Except through an advancement of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in the Trust. The Trustee shall be reimbursed, without interest, for any advances from funds in the Interest Account of the Trust on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of the Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of the Trust and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of the Trust such amounts as may be necessary to cover redemption of Units of the Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made on the last day of the month of the respective Record Date.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an EXISTING account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income, capital gains or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his or her participation in the Universal Distribution Option and receive directly future distributions on his or her Units.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust of record, a statement as to (1) the Interest Account: interest received by the Trust (including amounts representing interest received upon any disposition of Bonds of the Trust), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the dates of disposition of any Bonds of the Trust and the net proceeds received therefrom, deduction for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of the Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of the Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account of the Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit (as well as the Public Offering Price) will be determined on the basis of the bid price of the Bonds in the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the bid prices of the Bonds, and (3) accrued interest on the bonds, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

The difference between the bid and offering prices of such Bonds may be expected to average 1-3% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 4%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder.

The Trustee is empowered to sell underlying Bonds in the Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Bonds and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Bonds and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Bonds and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Trust?

The Trustee, in its sole discretion, is empowered to sell underlying Bonds of a Trust in order to make funds available for the redemption of Units of such Trust or to provide for the payment of expenses of such Trust for which funds are not available. The Depositor shall maintain with the Trustee a current list of Bonds held in each Trust designated to be sold for such purposes. As described in the following paragraph, the Trustee may also sell Bonds in the Trust which are in default in the payment of principal or interest or in significant risk of such default where, in the Sponsor's opinion, such sale is in the best interests of Unit holders or no other alternative exists. In addition, at the Sponsor's request, the Trustee shall sell Bonds of a Trust if factors arise which, in the Sponsor's opinion, adversely affect the tax or exchange control status of the Bonds. See "Rights of Unit Holders-How May Units be Redeemed?" The Trustee may from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trust with respect to selling Bonds from the Trust. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Bonds L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Bonds L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured
Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Bonds Trust, and The Advantage Growth and Treasury Bonds Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $40 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Bonds Dealers, Inc. and Bonds Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2001, the total partners' capital of Nike Bonds L.P. was $17,560,001 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any broker/dealers. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is JPMorgan Chase Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 Chase MetroTech Center, 3rd floor, Brooklyn, New York 11245. Unit holders who have questions regarding the Trust may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the portfolio or the Insurance Policy. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Bonds and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc. The Evaluator's address is 531 East Roosevelt Road, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of the Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding securities for Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee when the value of the Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Bonds initially deposited in the Trust during the primary offering period or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the underwriters, including the Sponsor. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond September 30, 2027. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of the Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his or her Certificate for Units, his or her pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, will act as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Experts

The financial statements of the Trust for the period set forth in and included as part of Part One of this prospectus and registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.    Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise

______________

* As published by the rating companies.

noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) A brief description of the applicable Fitch rating symbols and their meanings follows:

AAA - These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which is very strong, is somewhat less than for AAA-rated securities or more subject to possible change over the term of the issue.

A - These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB - These bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B - These bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

CONTENTS:

The Latin American Government Income Trust
    What is The FT Series?                                3
    Bond Portfolio Selection                              3
    Risk Factors                                          4
    What are Estimated Long-Term Return and
        Estimated Current Return?                        13
    How is Accrued Interest Treated?                     14
    Are Unit Holders Subject to Foreign
        Withholding Tax?                                 14
    What is the Federal Tax Status of Unit Holders?      15
    Are Investments in the Trust Eligible for
        Retirement Plans?                                18
    What are the Expenses and Charges?                   18
Public Offering:
    How is the Public Offering Price Determined?         19
    How are Units Distributed?                           21
    What are the Sponsor's Profits?                      22
    Will There be a Secondary Market?                    22
Rights of Unit Holders:
    How are Certificates Issued and Transferred?         22
    How are Interest and Principal Distributed?          23
    How Can Distributions to Unit Holders be
        Reinvested?                                      23
    What Reports Will Unit Holders Receive?              24
    How May Units be Redeemed?                           24
    How May Units be Purchased by the Sponsor?           25
    How May Bonds be Removed from the Trust?             25
Information as to Sponsor, Trustee and Evaluator:
    Who is the Sponsor?                                  26
    Who is the Trustee?                                  26
    Limitations on Liabilities of Sponsor and Trustee    27
    Who is the Evaluator?                                27
Other Information:
    How May the Indenture be Amended
        or Terminated?                                   27
    Legal Opinions                                       28
    Experts                                              28
Description of Bond Ratings                              29

                            _______________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND TO WHICH REFERENCE IS HEREBY MADE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

                             First Trust(R)

               THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                               Prospectus
                                Part Two
                             April 30, 2002

                             First Trust (R)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank

                   4 Chase MetroTech Center, 3rd floor
                         Brooklyn, New York 11245
                              1-800-682-7520

               THIS PART TWO MUST BE ACCOMPANIED BY PART ONE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors


                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FT 232 LATIN AMERICAN GOVERNMENT INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on April 30, 2002

                              FT 232
                              LATIN AMERICAN GOVERNMENT INCOME
                                TRUST
                                    (Registrant)
                              By  NIKE SECURITIES L.P.
                                    (Depositor)


                              By  Robert M. Porcellino
                                  Senior Vice President


                           S-2

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                  TITLE*                 DATE

David J. Allen              Director           )
                            of Nike Securities )
                            Corporation, the   )  April 30, 2002
                            General Partner of )
                            Nike Securities L.P.)
                                               )
Judith M. Van Kampen        Director           )
                            of Nike Securities )  Robert M. Porcellino
                            Corporation, the   )  Attorney-in-Fact**
                            General Partner of )
                            Nike Securities L.P.)

Karla M. Van Kampen-Pierre  Director          )
                            of Nike Securities )
                            Corporation, the   )
                            General Partner of )
                            Nike Securities L.P.)

David G. Wisen              Director           )
                            of Nike Securities )
                            Corporation, the   )
                            General Partner of )
                            Nike Securities L.P.)

       * The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.



                               S-3

                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of FT Series of our report dated April 15, 2002 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP



Chicago, Illinois
April 26, 2002